UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4339
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)

Argent Small Cap Fund

Annual Report
December 31, 2021

Argent Small Cap Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	6
Sector Allocation of Portfolio Assets	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Expense Example	25
Statement Regarding Liquidity Risk Management Program	27
Notice to Shareholders	28
Trustees and Officers	29
Notice of Privacy Policy and Practices	32

Argent Small Cap Fund
Letter to Shareholders
(Unaudited)

Dear Shareholders:

Small cap performance in 2021 can be characterized as a year of two halves. The first half was largely driven by meme stock frothiness, unprofitable companies charging ahead and the outperformance of businesses with high amounts of financial leverage. Small cap performance in the second half of 2021 was driven by the outperformance of high quality companies. In mid and late 2021, profitable businesses with high returns on invested capital1 and high return on equity2 were rewarded. As expected, the Argent Small Cap strategy underperformed during the first six months of 2021. In environments where investors drive the share prices of gimmicky companies to the moon, our investment approach should lag the benchmark. However, in a market that is dictated by improving fundamentals of better, enduring businesses being rewarded, our investment approach should thrive. We were encouraged to see positive results in the strategy in the second half of 2021.

The Russell 2000 Index3 experienced a double-digit correction during the fourth quarter, but still managed to post a positive return for the three month period.  Sector outperformance was broad based with defensive sectors such as Utilities and Real Estate leading while Communication Services, Health Care (because of biotechnology) and Energy all posted negative returns. A trend that persisted throughout 2021 was small cap value outpacing small cap growth. For the fourth quarter small cap value (+4.4%) once again bested small cap growth (flat). That’s now five quarters in a row where small cap value has outperformed small cap growth. For calendar year 2021, small cap value (+28.3%) vastly outperformed small cap growth (+2.8%). This magnitude of outperformance is the second best annual relative outperformance spread in the history of the index.

The Argent Small Cap Fund outperformed the Russell 2000® Index for the year ending December 31, 2021, returning 15.9% net of fees versus the benchmark return of 14.8%.

Stock selection and sector allocation were both positive during the fourth quarter. Stock selection was most positive in Health Care, followed by Consumer Discretionary and Real Estate. Stock selection was negative in Information Technology, as well as Financials and Industrials. Sector allocation benefited from overweights in Information Technology, Industrials and Financials. No exposure to Energy and Communication Services was also beneficial in the quarter. Sector allocation was hurt by an overweight to Health Care and Consumer Discretionary, and no exposure to Utilities, Consumer Staples, and Materials.
_______________
[1]
Returns on invested capital measures the percentage return of profitability earned by a company using the capital invested by equity and debt providers. Frequently used to determine the efficiency at which capital is allocated, the consistent generation of a positive ROIC is perceived positively as a necessary attribute of a quality business.

[2]
Return on equity Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity. Because shareholders’ equity is equal to a company’s assets minus its debt, ROE is considered the return on net assets. ROE is considered a gauge of a corporation’s profitability and how efficient it is in generating profits.

[3]
Russell 2000 Index According to FTSE Russell, the Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Argent Small Cap Fund

Stock selection within Health Care was meaningfully positive for the quarter and all of 2021.  Health Care holdings within the Russell 2000 Index struggled resulting in a disappointing fourth quarter and year.  Biotechnology and pharmaceutical companies were challenged. These sub-industries comprised over half of the benchmark’s weight in Health Care and dragged down the Health Care sector return for the index. Our quality-based approach typically translates into a portfolio that is underweight both biotechnology and pharmaceutical companies.  A vast majority of these companies are unprofitable and their fortunes rest on an approval process where we have no expertise. Instead, we focus our research efforts on uncovering highly profitable businesses that are growing organically and  cater to end markets that we believe have attractive, long-term runways for growth. Medpace Holdings, Inc., Omnicell, Inc. and Addus Homecare Corp. are three core portfolio holdings in the Health Care sector for the Argent Small Cap strategy.

Consumer Discretionary benefited from housing-related investments in Green Brick Partners, Inc., Skyline Champion Corporation and Installed Building Products, Inc. Pent-up demand and lack of supply in the housing market in the United States is alive and well and housing companies have prospered as a result.  Green Brick is a land developer and home builder that focuses on the fast growing states of Colorado, Texas, Georgia and parts of Florida. Skyline Champion is a factory-built home manufacturer with a footprint across the United States and southern Canada. Installed Building Products is the second largest residential insulation installer in the United States. Housing starts are anticipated to grow at a high single-digit rate in the coming year and could surpass that rate if supply chains revert to some level of normalcy.

Information Technology was a drag on relative performance during the fourth quarter as some of the Small Cap strategy’s newer investments weighed on overall performance. Telos Corporation, Repay Holdings Corporation, Intellicheck, Inc. and Rimini Street, Inc. all struggled during the fourth quarter. Company specific factors impacted most of the companies. However, the sell-off in Repay was driven by industry-wide multiple contractions as the obsession with buy now, pay later (BNPL) wreaked havoc on the payments space in 2021. While we admire some BNPL companies, the industry is not new and consumers that borrow money- whether via BNPL, a revolving line of credit, or through a more traditional loan product- eventually must submit payment. Repay is operationally performing quite well- it is making smart acquisitions, growing organically in the mid-teens and expanding margins. We added to our position in Repay during December.

Turnover was a bit less than 19% during the fourth quarter and 33% for calendar year 2021. We made one new investment during the quarter as we started a position in Franchise Group, Inc. The company is a consolidator of national franchises and other businesses that can be restructured into a franchise model. The company’s goal is to drive the growth and profitability of businesses with needed low-cost capital and a sound strategy. Franchise Group currently has six concepts under its banner, all having been acquired over the past three years. The company is run by a successful and seasoned owner-operator, Brian Kahn. Mr. Kahn owns a significant equity stake in the organization. We believe his investment in the organization aligns his interest with ours as investors.

Argent Small Cap Fund

As of the end of 2021, the portfolio was most overweight Consumer Discretionary and Information Technology followed by Industrials and Health Care. The Argent Small Cap strategy was underweight Real Estate. There is no sector exposure to Energy, Materials, Communication Services, Consumer Staples or Utilities. As an investment team, we continue to seek good businesses that are priced at attractive valuations for the portfolio. To us a good business is one that generates substantial cash flow, requires opportunistic capital investment, and has a conservatively financed balance sheet. We also prefer management teams that have a track record of producing returns above their cost of capital and that have proven their wherewithal over an economic cycle.

Sincerely,

Peter Roy, CFA
Portfolio Manager
Argent Small Cap Fund

The Fund’s holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments in the report for complete portfolio holdings.

Mutual fund investing involves risk. Principal loss is possible.  The Argent Small Cap Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, L.L.C.

Argent Small Cap Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $250,000 Investment
in the Argent Small Cap Fund – Institutional Shares and
Russell 2000® Total Return Index

Annualized Total Return Periods Ended December 31, 2021:

				Since
	One	Five	Ten	Inception
	Year	Year	Year	(7/25/2008)
Argent Small Cap Fund – Institutional Shares(1)(2)	15.90%	5.90%	9.55%	7.79%
Russell 2000® Total Return Index	14.82%	12.02%	13.23%	10.44%

Expense ratios*: Gross 1.15%, Net 0.85% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-5288.

This chart illustrates the performance of a hypothetical $250,000 investment made in the Fund.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through April 30, 2023. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

*	The expense ratios presented are from the most recent prospectus.
(1)	Fund commenced operations on September 28, 2018.
(2)
The performance data quoted for periods prior to September 28, 2018 is that of the Argent Limited Partnership (the “Partnership”). The Partnership commenced operations on July 25, 2008. The Partnership was not a registered mutual fund and was not subject to the same investments and tax restrictions as the Fund. If it had been, the Partnership’s performance might have been lower.

Argent Small Cap Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2021 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For Presentation purposes, the Fund has grouped some of the industry categories for purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS
at December 31, 2021

	Number of
COMMON STOCKS – 98.4%	Shares	Value
Consumer Discretionary – 16.9%
America’s Car-Mart, Inc. (a)	5,305	$543,232
Asbury Automotive (a)	3,620	625,283
Franchise Group	4,925	256,888
Helen of Troy Ltd. (a)(c)	2,165	529,277
Installed Building Products, Inc.	3,015	421,256
LCI Industries	2,905	452,802
Murphy USA, Inc.	2,005	399,476
Purple Innovation, Inc. (a)	8,400	111,468
Skyline Champion Corp. (a)	9,255	730,960
		4,070,642
Financials – 16.4%
Glacier Bancorp, Inc.	6,370	361,179
Houlihan Lokey, Inc.	7,275	753,108
OneMain Holdings, Inc.	20,990	1,050,340
Pacific Premier Bancorp, Inc.	6,455	258,394
RLI Corp.	3,585	401,878
Veritex Holdings, Inc.	6,975	277,466
Victory Capital Holdings, Inc.	23,472	857,432
		3,959,797
Health Care – 20.0%
Addus Homecare Corp. (a)	6,090	569,476
Globus Medical, Inc. (a)	6,715	484,823
Halozyme Therapeutics, Inc. (a)	5,915	237,842
InfuSystems Holdings, Inc. (a)	31,725	540,277
Medpace Holdings, Inc. (a)	5,200	1,131,728
Omnicell, Inc. (a)	3,910	705,520
PetIQ, Inc. (a)	22,505	511,089
Select Medical Holdings Corp.	21,475	631,365
		4,812,120
Industrials – 18.4%
ASGN, Inc. (a)	6,670	823,078
Atkore, Inc. (a)	2,720	302,437
Colfax Corp. (a)	11,330	520,840
Exponent, Inc.	2,895	337,933

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2021

	Number of
COMMON STOCKS – 98.4% (Continued)	Shares	Value
Industrials – 18.4% (Continued)
IAA, Inc. (a)	13,385	$677,549
IBEX Holdings Ltd. (a)(c)	5,645	72,764
Simpson Manufacturing Co., Inc.	3,886	540,426
UFP Industries, Inc.	5,840	537,338
Willdan Group, Inc. (a)	17,475	615,120
		4,427,485
Information Technology – 18.3%
ACI Worldwide, Inc. (a)	9,235	320,455
Alarm.com Holdings, Inc. (a)	4,140	351,113
Envestnet, Inc. (a)	8,690	689,465
ePlus, Inc. (a)	12,650	681,582
Fortinet, Inc. (a)	2,400	862,560
Intellicheck, Inc. (a)	38,650	178,563
ManTech International Corp.	3,500	255,255
Repay Holdings Corp. (a)	28,725	524,806
Rimini Street, Inc. (a)	34,525	206,114
Telos Corp.	21,850	336,927
		4,406,840
Real Estate – 8.4%
Colliers International Group, Inc. (c)	4,345	645,884
FirstService Corporation (c)	3,935	773,109
Green Brick Partners, Inc. (a)	19,950	605,084
		2,024,077
TOTAL COMMON STOCKS
(Cost $17,548,492)		23,700,961

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2021

	Number of
SHORT-TERM INVESTMENT – 1.7%	Shares	Value
Money Market Fund – 1.7%
First American Government Obligations
Fund – Class X, 0.03% (b)	412,940	$412,940
TOTAL SHORT-TERM INVESTMENT
(Cost $412,940)		412,940
TOTAL INVESTMENTS
(Cost $17,961,432) – 100.1%		24,113,901
Liabilities in Excess of Other Assets – (0.1%)		(32,305)
TOTAL NET ASSETS – 100.0%		$24,081,596

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of December 31, 2021.
(c)	U.S traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2021

Assets:
Investments, at value (cost of $17,961,432)	$24,113,901
Receivables:
Dividends and interest	5,391
Due from advisor	3,722
Prepaid expenses	14,214
Total assets	24,137,228

Liabilities:
Payables:
Administration and fund accounting fees	16,860
Reports to shareholders	8,201
Custody fees	1,581
Trustee fees	813
Transfer agent fees and expenses	6,166
Other accrued expenses	22,011
Total liabilities	55,632

Net assets	$24,081,596

Net assets consist of:
Paid in capital	$30,146,644
Total accumulated loss	(6,065,048)
Net assets	$24,081,596

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	24,081,596
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	89,358
Net asset value, offering price and redemption price per share	$269.50

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

Investment income:
Dividends and Interest (net of foreign tax withholdings of $604)	$320,666
Total investment income	320,666

Expenses:
Investment advisory fees (Note 4)	172,057
Administration and fund accounting fees (Note 4)	102,101
Transfer agent fees and expenses (Note 4)	38,428
Federal and state registration fees	27,248
Legal fees	25,550
Audit fees	14,957
Compliance expense	12,514
Custody fees (Note 4)	10,544
Trustees’ fees and expenses	14,125
Reports to shareholders	4,658
Other	9,535
Total expenses before waiver and reimbursement from advisor	431,717
Expense waiver and reimbursement from advisor (Note 4)	(208,021)
Net expenses	223,696
Net investment income	96,970

Realized and unrealized gain (loss):
Net realized gain (loss) on transactions from investments	6,866,873
Net change in unrealized appreciation on investments	(2,395,384)
Net realized and unrealized gain	4,471,489
Net increase in net assets resulting from operations	$4,568,459

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Operations:
Net investment income	$96,970	$231,799
Net realized gain (loss) on investments	6,866,873	(17,136,620)
Long-term capital gain distributions from
regulated investment companies	—	18,980
Net change in unrealized loss on investments	(2,395,384)	(14,463,507)
Net increase (decrease) in net assets
resulting from operations	4,568,459	(31,349,348)

Distributions:
Distributable earnings	(74,814)	(241,234)
Total distributions	(74,814)	(241,234)

Capital Share Transactions:
Proceeds from shares sold	1,983,180	6,472,635
Proceeds from shares issued to
holders in reinvestment of dividends	66,697	182,277
Cost of shares redeemed	(12,683,049)	(67,480,294)
Net decrease in net assets
from capital share transactions	(10,633,172)	(60,825,382)
Total decrease in net assets	(6,139,527)	(92,415,964)

Net Assets:
Beginning of year	30,221,123	122,637,087
End of year	$24,081,596	$30,221,123

Changes in Shares Outstanding:
Shares sold	7,413	37,281
Shares issued to holders in
reinvestment of dividends	249	819
Shares redeemed	(47,861)	(426,636)
Net decrease in shares outstanding	(40,199)	(388,536)

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Institutional Shares

				September 28,
				2018*
	Year ended	Year ended	Year ended	through
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2019	2018
Net Asset Value –
Beginning of Period	$233.26	$236.71	$190.36	$256.71
Income from
Investment Operations:
Net investment income/(loss)[1]	0.96	0.98	0.33	(0.14)
Net realized and unrealized
gain (loss) on investments	36.12	(2.88)	46.35	(65.29)
Total from
investment operations	37.08	(1.90)	46.68	(65.43)
Less Distributions:
Dividends from net
investment income	(0.84)	(1.55)	(0.33)	—
Dividends from net realized gains	—	—	—	(0.92)
Total distributions	—	(1.55)	(0.33)	(0.92)
Net Asset Value – End of Period	$269.50	$233.26	$236.71	$190.36
Total Return	15.90%	(0.77)%	24.52%	(25.51	)%^
Ratios and Supplemental Data:
Net assets, end of
period (thousands)	$24,082	$30,221	$122,637	$102,674
Ratio of operating expenses
to average net assets:
Before reimbursements	1.63%	1.15%	0.88%	0.91	%+
After reimbursements	0.85%	0.85%	0.85%	0.85	%+
Ratio of net investment income
(loss) to average net assets:
Before reimbursements	(0.42)%	0.19%	0.12%	(0.31	)%+
After reimbursements	0.36%	0.49%	0.15%	(0.25	)%+
Portfolio turnover rate	33%	121%	53%	9	%^

*	Commencement of operations for Institutional Shares was September 28, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2021

NOTE 1 – ORGANIZATION

The Argent Small Cap Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust. The Fund acquired the assets of Argent Small Cap Core Fund, LLC, a Missouri Limited Liability Company (the “Predecessor Private Fund”), in a tax-free conversion completed at the close of business on September 28, 2018. The Fund did not have any operations prior to September 28, 2018 other than those relating to organizational matters and registration of its shares under applicable securities law.  The Fund commenced operations on September 28, 2018, and currently only offers Institutional Shares.  The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. However, the Predecessor Private Fund was not registered as an investment company under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Upon completion of the conversion, the net assets of the Fund were $138,456,646. The number of shares of the Fund issued in connection with the conversion was 539,346, and the amount of net unrealized gains on the portfolio securities transferred to the Fund was $32,278,589.  Argent Capital Management LLC (the “Advisor”) serves as the investment advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return. The

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2021

tax returns for the prior three fiscal years are open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2021 and through the date the financial statements were available to be issued, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

G.	Recent Accounting Pronouncements and Rule Issuances: In October 2020, the SEC adopted new regulations governing the use of derivatives by registered

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2021

investment companies (“Rule 18f-4”).  Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Funds will be required to comply with Rule 18f-4 by August 19, 2022.  It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives.  Management is currently evaluating the potential impact of Rule 18f-4 on the Fund.  When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2021

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2021, was comprised of officers of the Trust. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2021

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,070,642	$—	$—	$4,070,642
Financials	3,959,797	—	—	3,959,797
Health Care	4,812,120	—	—	4,812,120
Industrials	4,427,485	—	—	4,427,485
Information Technology	4,406,840	—	—	4,406,840
Real Estate	2,024,077	—	—	2,024,077
Total Common Stocks	23,700,961	—	—	23,700,961
Short-Term Investments	412,940	—	—	412,940
Total Investments in Securities	$24,113,901	$—	$—	$24,113,901

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2021, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% of the average daily net assets of the Fund.  For the year ended December 31, 2021, the Fund incurred $172,057 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for the Institutional Shares:

Argent Small Cap Fund
Institutional Shares	0.85%

For the year ended December 31, 2021, the Advisor reduced its fees and absorbed Fund expenses in the amount of $208,021 for the Fund, which includes a voluntary waiver by the Advisor in the amount of $1,302 related to proxy costs. The waivers and reimbursements will remain in effect through April 30, 2023 unless terminated sooner by, or with the consent of, the Board.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2021

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$30,319	12/31/2022
153,682	12/31/2023
206,719	12/31/2024
$390,720

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the year ended December 31, 2021, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$102,101
Custody	$ 10,544
Transfer agency(a)	$ 24,143

(a) Does not include out-of-pocket expenses.

At December 31, 2021, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$16,860
Custody	$ 1,581
Transfer agency(a)	$ 4,133

(a) Does not include out-of-pocket expenses.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2021

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction closed at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended December 31, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Argent Small Cap Fund	$8,695,111	$19,579,172

There were no purchases or sales of long-term U.S. Government securities.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$18,602,809
Gross unrealized appreciation	7,382,238
Gross unrealized depreciation	(1,871,146)
Net unrealized appreciation	5,511,092
Undistributed ordinary income	22,156
Undistributed long-term capital gain	—
Total distributable earnings	22,156
Other accumulated gains/(losses)	(11,598,296)
Total accumulated earnings/(losses)	$(6,065,048)

As of December 31, 2021, the Fund had short-term tax basis capital losses with no expiration date of $11,598,296.

The tax character of distributions paid during the year ended December 31, 2021 and year ended December 31, 2020 was as follows:

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Ordinary Income	$74,814	$231,799
Return of Capital	—	9,435
Total	$74,814	$241,234

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2021

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

General Market Risk; Recent Market Events:  The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Common Stock Risk:  Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Small-Cap Company Risk:  Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Growth-Style Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s management of the Fund. The value of your investment in the

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2021

Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

Value-Style Investing Risk:  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed.  Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2021, Charles Schwab & Co., Inc. held 81% of the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co., Inc. are also owned beneficially.

Argent Small Cap Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Argent Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Argent Small Cap Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from September 28, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and for the period from September 28, 2018 through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 28, 2022

Argent Small Cap Fund

EXPENSE EXAMPLE
December 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2021 to December 31, 2021 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Argent Small Cap Fund

EXPENSE EXAMPLE (Continued)
December 31, 2021 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/2021	12/31/2021	7/1/2021-12/31/2021
Actual
Institutional Shares	$1,000.00	$1,012.00	$4.31

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.92	$4.33

(1)	Expenses are equal to the Institutional Shares’ annualized expense ratios of 0.85% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

Argent Small Cap Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 10, 2020, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period June 1, 2019 through June 30, 2020 (the “Report”) and a memorandum regarding the Report prepared by the Trust’s chief compliance officer. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Argent Small Cap Fund

NOTICE TO SHAREHOLDERS
at December 31, 2021 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5288 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-898-5288.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Part F of Form N-PORT is also available, upon request, by calling 1-888-898-5288.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5288 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Argent Small Cap Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2021, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Past Five Years

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and	Senior Portfolio Manager,	9	None
(Born 1962)	Audit	Affinity Investment Advisors,
	Committee	LLC, since 2017; Managing
	Chairman,	Director of Kohala Capital
	since April 2015	Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee	Managing Director, Carne	9	Trustee, Madison
(Born 1962)	since July 2016	Global Financial Services (US)		Funds, since 2019
	and Lead	LLC (a provider of independent		(18 portfolios);
	Independent	governance and distribution		Trustee, XAI
	Trustee	support for the asset management		Octagon Floating
	since May 2017	industry), since 2013; Interim		Rate &
		Managing Director, Park Agency,		Alternative
		Inc., since 2020.		Income Term
Trust, since 2017
(2 portfolios);
Director,
Guestlogix Inc.
(a provider of
ancillary-focused
technology to the
travel industry)
(2015 – 2016).

Argent Small Cap Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(2)	During the Past Five Years	Trustee(3)	Past Five Years
Lawrence T.	Trustee	Senior Vice President and Chief	9	None
Greenberg	since July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
(2013 – 2018); Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2018).

James R.	Trustee	Distribution consultant since	9	None
Schoenike	since July 2016(4)	2018, President and CEO,
(Born 1959)		Board of Managers, Quasar
Distributors, LLC (2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
(3)	The Trust currently has nine active portfolios. As of December 31, 2021, one portfolio of the Trust (the Dakota Emerging Markets Fund) has been registered but has not yet commenced operations.
(4)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Argent Small Cap Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Scott M. Ostrowski(1)	President and Principal	Senior Vice President, Compliance and
(Born 1980)	Executive Officer,	Administration, Fund Services, since 2006
since August 10, 2021

Matthew J. McVoy(1)	Vice President, Treasurer	Assistant Vice President, Compliance and
(Born 1980)	and Principal Financial	Administration, Fund Services, since 2005
Officer, since
July 1, 2016(4)

Colton W. Scarmardo(1)	Assistant Treasurer,	Fund Administrator, Compliance and
(Born 1997)	since May 11, 2021	Administration, Fund Services, since 2019;
Business Administration Student, 2015 – 2019

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance
(Born 1989)	Officer and	Associate, HSBC (investment banking company),
	Anti-Money Laundering	2015 – 2017
Compliance Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Vice President and	Vice President, Compliance and Administration,
(Born 1988)	Secretary, since	Fund Services, since 2018; Attorney,
	August 20, 2019(4)	Mutual Fund Disclosure, Waddell & Reed
Financial, Inc., 2017 – 2018; Attorney, Corporate
Governance, American Century Companies, Inc.,
2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.
(4)	Mr. McVoy and Ms. Bernard have served as Vice Presidents of the Trust, in addition to their other positions held with the Trust, since May 11, 2021.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5288.

Argent Small Cap Fund

NOTICE OF PRIVACY POLICY AND PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-898-5288.

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Investment Advisor
Argent Capital Management LLC
100 South Brentwood Boulevard, Suite 110
Clayton, MO  63105

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
1-888-898-5288

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$12,000	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/Principal Executive Officer

Date        3/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/Principal Executive Officer

Date        3/8/2022

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/Principal Financial Officer

Date        3/8/2022

* Print the name and title of each signing officer under his or her signature.